Exhibit 99.1

Member FDIC. © 2023 United Community Bank | ucbi.com Significant 4Q23 Financial Updates December 29, 2023

Disclosures 2 CAUTIONARY STATEMENT This communication contains “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . In general, forward - looking statements usually may be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, and include statements related to potential benefits of the First National Bank of South Miami merger, and the strength of our pipelines and their ability to support business growth across our markets and our belief that our high - quality balance sheet and business mix will support strong performance regardless of future economic conditions . Forward - looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance . Actual results may prove to be materially different from the results expressed or implied by the forward - looking statements . Forward - looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements . Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from the First National Bank of South Miami acquisition and other acquisitions may not be realized or take longer than anticipated to be realized, (2) disruption of customer, supplier, employee or other business partner relationships as a result of these acquisitions, (3) reputational risk and the reaction of each of the companies’ customers, suppliers, employees or other business partners to these acquisitions, (4) the risks relating to the integration of First National Bank of South Miami’s and other acquired banks’ operations into the operations of United, including the risk that such integration will be materially delayed or will be more costly or difficult than expected, (5) the risks associated with United’s pursuit of future acquisitions, (6) the risk associated with expansion into new geographic or product markets, and (7) general competitive, economic, political, regulatory and market conditions . Further information regarding additional factors which could affect the forward - looking statements contained in this press release can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward - Looking Statements” and “Risk Factors” in United’s Annual Report on Form 10 - K for the year ended December 31 , 2022 , and other documents subsequently filed by United with the United States Securities and Exchange Commission (“SEC”) . Many of these factors are beyond United’s ability to control or predict . If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward - looking statements . Accordingly, shareholders and investors should not place undue reliance on any such forward - looking statements . Any forward - looking statement speaks only as of the date of this communication, and United undertakes no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . New risks and uncertainties may emerge from time to time, and it is not possible for United to predict their occurrence or how they will affect United . United qualifies all forward - looking statements by these cautionary statements .

x Estimated pre - tax charge of approximately $10 million, or $0.07 EPS Significant 4Q23 Financial Updates FDIC Special Assessment 3 x Engaged in a securities loss transaction with the strategic rationale of reducing long duration assets and reposition towards shorter duration assets with greater expected cash flow x Sold $316 million in AFS bonds, at an approximately $52 million pre - tax loss, netting to $264 million x The bonds sold yielded 1.46% with a 5.1 - year duration and a 5.7 - year weighted average life x Reinvested the proceeds in AFS bonds yielding 5.36% x The bonds purchased have a 1.5 - year duration and a 2.6 - year weighted average life x Expected annualized impact includes: x TCE: +/ - 0 bps x NIM: + 4 bps x EPS: + $0.06 x NII: + $9.6 million Bond Portfolio Restructuring Transaction